                             LETTER OF TRANSMITTAL
                                      FOR

                        TENDER OF SHARES OF COMMON STOCK
               (INCLUDING ASSOCIATED RIGHTS TO PURCHASE SERIES A
                     JUNIOR PARTICIPATING PREFERRED STOCK)
                                       OF

                     MORRISON MANAGEMENT SPECIALISTS, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED FEBRUARY 16, 2001
                                       BY

                              YORKMONT ONE, INC.,
                     A WHOLLY OWNED INDIRECT SUBSIDIARY OF

                               COMPASS GROUP PLC
--------------------------------------------------------------------------------
 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
            ON FRIDAY, MARCH 30, 2001, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                                 SUNTRUST BANK

                                                   BY HAND OR                           BY FACSIMILE
              BY MAIL:                         OVERNIGHT COURIER:                      TRANSMISSION:
           SunTrust Bank                         SunTrust Bank                (For Eligible Institutions only)
            Attn: Reorg                           Attn: Reorg                          (404) 332-3875
           P.O. Box 4625                       58 Edgewood Avenue
       Atlanta, Georgia 30302                      Suite 225
                                             Atlanta, Georgia 30303

                        CONFIRM FACSIMILE TRANSMISSION:

                            (For confirmation only)
                                 (800) 568-3476

                             FOR INFORMATION CALL:

                                 (800) 568-3476

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON                        SHARES TENDERED
                   SHARE CERTIFICATE(S))                            (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL NUMBER OF
                                                                                 SHARES REPRESENTED
                                                              SHARE CERTIFICATE       BY SHARE        NUMBER OF SHARES
                                                                 NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------
                                                                TOTAL SHARES
------------------------------------------------------------------------------------------------------------------------
    * Need not be completed if transfer is made by book-entry transfer.
   ** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
   [ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED. SEE
       INSTRUCTION 11.
------------------------------------------------------------------------------------------------------------------------

                       DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 12)

     THIS SECTION IS TO BE COMPLETED ONLY BY PARTICIPANTS IN THE DIVIDEND REINVESTMENT PLAN WHO WISH TO TENDER SHARES HELD BY THE DIVIDEND REINVESTMENT PLAN.

     [ ] Check here to instruct the Depositary to tender on behalf of the undersigned ALL the Shares credited to the Dividend Reinvestment Plan account of the undersigned (including any Shares purchased on or after February 6, 2001 and credited to such account, which are not reflected on the pre-addressed label).

     [ ] Check here to instruct the Depositary to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment Plan account of the undersigned:

     This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 2 of the Offer to Purchase) or if the Shares are held in the Company's Dividend Reinvestment Plan. Shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution
    ----------------------------------------------------------------------------

    Window Ticket Number (if any)
    ----------------------------------------------------------------------------

    Account Number
    ----------------------------------------------------------------------------

    Transaction Code Number
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s)
     ---------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
     ----------------------------------------------------------------------

     Name of Institution that Guaranteed Delivery

  ------------------------------------------------------------------------------

     If delivered by book-entry transfer check box and give the following information: [ ]

    DTC Participant Number
--------------------------------------------------------------------------------

    Transaction Code Number
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Yorkmont, One, Inc., a Georgia corporation (the "Purchaser") and a wholly owned indirect subsidiary of Compass Group PLC, a public limited company incorporated in England and Wales ("Parent"), the above-described shares of Common Stock, par value $0.01 per share, of Morrison Management Specialists, Inc., a Georgia corporation (the "Company") (including the associated rights to purchase Series A Junior Participating Preferred Stock) (the "Shares"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated February 16, 2001 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

     Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued in respect thereof on or after February 16, 2001) and irrevocably constitutes and appoints SunTrust Bank (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights) (a) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after February 16, 2001) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any such other Shares or other securities or rights).

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby irrevocably appoints Thomas G. Ondrof, Lauren A. Stoery and Anthony J. Gagliardi, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's shareholders or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after February 16, 2001). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned.

     The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

   Issue  [ ] check  [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                                 (PLEASE PRINT)

   Address
   -------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                          (EMPLOYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

   Mail  [ ] check  [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                                 (PLEASE PRINT)

   Address
   -------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                          (EMPLOYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

          ------------------------------------------------------------

                                   IMPORTANT

                             SHAREHOLDERS SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (SIGNATURE(S) OF SHAREHOLDER(S))

                           Dated                , 2001
                                 ---------------
     (Must be signed by registered holder(s) exactly as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number
------------------------------------------------------------------

Taxpayer Identification or Social Security Number
------------------------------------------------------------
                                                    (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)
                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW,

Authorized Signature
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
------------------------------------------------------------------

Dated:
---------------------------, 2001

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facilities' system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a firm that is a participant in the Depositary's Medallion Program, the New York Stock Exchange Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a shareholder to validly tender Shares pursuant to the Offer, either (a) a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either certificates for tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary) or, in the case of Shares held in the Company's Dividend Reinvestment Plan, the applicable portion of the Letter of Transmittal above must be properly completed, in each case, prior to the Expiration Date, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

     Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered Shares in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a Letter of Transmittal (or manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery as provided in Section 2 of the Offer to Purchase. A "trading day" is any day on which the New York Stock Exchange is open for business.

     "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, that states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against such participant.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSI-

TARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE SHAREHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance of payment of, and payment for the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. WAIVER OF CONDITIONS. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions (other than the Minimum Condition (as defined in the Offer to Purchase)) of the Offer, in whole or in part, in the case of any Shares tendered.

     9. 31% BACKUP WITHHOLDING. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a shareholder does not provide such shareholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such shareholder and payment of cash to such shareholder pursuant to the Offer may be subject to backup withholding of 31%.

     Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

     The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

     Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to MacKenzie Partners, Inc. (the "Information Agent") or to Credit Suisse First Boston Corporation (the "Dealer Manager") at their respective addresses or telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or the Dealer Manager.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly contact the Depositary at (800) 568-3476. The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate(s). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST OR DESTROYED CERTIFICATES HAVE BEEN FOLLOWED.

     12. DIVIDEND REINVESTMENT PLAN. If you desire to tender Shares credited to your account under the Dividend Reinvestment Plan, you should complete the provisions under the caption "Dividend Reinvestment Plan Shares" above. A participant in the Dividend Reinvestment Plan may complete such box on only one Letter of Transmittal submitted by such participant.

     If a shareholder tenders Shares held in the Dividend Reinvestment Plan, all such Shares credited to such shareholder's account(s) (including any Shares purchased on or after February 6, 2001 and credited to such account(s), which are not reflected on the pre-addressed label included herewith) will be tendered, unless otherwise specified above in the box entitled "Dividend Reinvestment Plan Shares." In the event that the box captioned "Dividend Reinvestment Plan Shares" is not completed, no Shares held in the tendering shareholder's Dividend Reinvestment Plan account will be tendered.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                          PAYER'S NAME:  SUNTRUST BANK


                                  PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND    TIN -------------------------
  SUBSTITUTE                      CERTIFY BY SIGNING AND DATING BELOW.                           SOCIAL SECURITY NUMBER(S)
  FORM W-9
                                                                                                            OR
                                                                                               ----------------------------
                                                                                              EMPLOYER IDENTIFICATION NUMBER
                                ---------------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY
  INTERNAL                        PART 2 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I               PART 3 --
  REVENUE SERVICE                 CERTIFY THAT:                                                      AWAITING TIN [ ]
                                  (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER
                                      IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO             PART 4 --
                                      BE ISSUED FOR ME) AND                                           EXEMPT TIN [ ]
                                  (2) AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM
                                      EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN
                                      NOTIFIED BY THE INTERNAL REVENUE SERVICE (THE "IRS")
                                      THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF
                                      A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C)
                                      THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
                                      BACKUP WITHHOLDING.


                                     CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) IN PART 2 ABOVE IF YOU HAVE
                                     BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
  PAYER'S REQUEST FOR                UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURNS. HOWEVER, IF AFTER BEING
  TAXPAYER IDENTIFICATION            NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, YOU RECEIVED ANOTHER
  NUMBER ("TIN")                     NOTIFICATION FROM THE IRS STATING THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING,
                                     DO NOT CROSS OUT SUCH ITEM (2). IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING, CHECK THE BOX
                                     IN PART 4 ABOVE.
                                     SIGNATURE  _________   DATE _________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                        BOX IN PART 3 OF SUBSTITUTE FORM W-9.

-----------------------------------------------------------------------------------------------------------------------------
                                   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER
     (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE
     INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN
     APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE
     DEPOSITARY, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD, BUT WILL BE REFUNDED TO ME IF I PROVIDE A
     CERTIFIED TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS.

     ---------------------------------------------------------------------      ------------------------------------
                                     SIGNATURE                                                  DATE
--------------------------------------------------------------------------------------------------------------------------

     Manually signed facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:

                                 SUNTRUST BANK

                                          BY HAND OR                     BY FACSIMILE
           BY MAIL:                   OVERNIGHT COURIER:                TRANSMISSION:
        SunTrust Bank                   SunTrust Bank             (For Eligible Institutions
         Attn: Reorg                     Attn: Reorg                        only)
        P.O. Box 4625                 58 Edgewood Avenue                (404) 332-3875
    Atlanta, Georgia 30302                Suite 225
                                    Atlanta, Georgia 30303

                        CONFIRM FACSIMILE TRANSMISSION:

                            (For confirmation only)
                                 (800) 568-3476

                             FOR INFORMATION CALL:

                                 (800) 568-3476

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                            MACKENZIE PARTNERS, INC.

                                156 Fifth Avenue
                            New York, New York 10010

                          Call Collect: (212) 929-5500
                                       or
                           Toll Free: (800) 322-2885
                       Email: proxy@mackenziepartners.com

                      The Dealer Manager for the Offer is:

                     CREDIT SUISSE FIRST BOSTON CORPORATION

                             Eleven Madison Avenue
                         New York, New York 10010-3629
                         Call Toll Free: (800) 646-4543